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                                                                    EXHIBIT 10.1

                                                         Schedule 2 to Indenture

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

                                                  SEMIANNUAL SERVICER'S CERTIFICATE
                CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC (FORMERLY RELIANT ENERGY TRANSITION BOND COMPANY LLC)
                                            $748,897,000 TRANSITION BONDS, SERIES 2001-1

  Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement (the "Agreement"), dated as of October 24, 2001, between CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated), as Servicer, and CenterPoint Energy Transition Bond Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:

                 Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

                                    Collection Periods: September 15, 2004 through March 14, 2005
                                                    Payment Date: March 15, 2005
                                                    Today's Date: March 14, 2005


1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:

    i.       Remittances for the September 15 through 30, 2004 Collection Period          3,472,848.73
    ii.      Remittances for the October 1 through 31, 2004 Collection Period             6,137,453.86
    iii.     Remittances for the November 1 through 30, 2004 Collection Period            7,054,594.45
    iv.      Remittances for the December 1 through 31, 2004 Collection Period            6,528,062.01
    v.       Remittances for the January 1 through 31, 2005 Collection Period             6,158,924.70
    vi.      Remittances for the February 1 through 28, 2005 Collection Period            7,804,135.22
    vii.     Remittances for the March 1 through 14, 2005 Collection Period               3,644,416.89
    viii.    Net Earnings on Collection Account                                             203,217.49   [9/1/04 through 2/28/05]
                                                                                        --------------
    ix.      General Subaccount Balance (sum of i through viii above)                    41,003,653.35

    x.       Reserve Subaccount Balance as of Prior Payment Date                                  0.00
    xi.      Overcollateralization Subaccount Balance as of Prior Payment Date                    0.00
    xii.     Capital Subaccount Balance as of Prior Payment Date                          1,278,132.95
                                                                                        --------------
    xiii.    Collection Account Balance (sum of ix through xii above)                    42,281,786.30
                                                                                        ==============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:

    i.       Class A-1 Principal Balance                                                 41,982,542.00
    ii.      Class A-2 Principal Balance                                                118,000,000.00
    iii.     Class A-3 Principal Balance                                                130,000,000.00
    iv.      Class A-4 Principal Balance                                                385,897,000.00
                                                                                        --------------
    v.       Aggregate Principal Balance of all Series 2001-1 Transition Bonds          675,879,542.00
                                                                                        ==============

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

                                                                                          Projected
                                                                                          Principal                Semiannual
             Series 2001-1 Principal                                                       Balance               Principal Due
             -----------------------                                                    --------------           -------------
    i.       Class A-1                                                                   26,068,480.00           15,914,062.00
    ii.      Class A-2                                                                  118,000,000.00                    0.00
    iii.     Class A-3                                                                  130,000,000.00                    0.00
    iv.      Class A-4                                                                  385,897,000.00                    0.00
                                                                                        --------------           -------------
    v.       For all Series 2001-1 Transition Bonds                                     659,965,480.00           15,914,062.00
                                                                                        ==============           =============

                                                                                       Transition      Days in
                                                                                          Bond        Interest
                                                                                      Interest Rate   Period(1)   Interest Due
                                                                                      -------------   ---------   ------------
    vi.      Required Class A-1 Interest                                                 3.840%           180       806,064.81
    vii.     Required Class A-2 Interest                                                 4.760%           180     2,808,400.00
    viii.    Required Class A-3 Interest                                                 5.160%           180     3,354,000.00
    ix.      Required Class A-4 Interest                                                 5.630%           180    10,863,000.55

             (1) On 30/360 Day basis.

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                                                                                                                      Funding
                                                                                                  Required Level      Required
                                                                                                  --------------      --------
    x.    Overcollateralization Subaccount                                                          1,092,141.46      1,092,141.46
    xi.   Capital Subaccount                                                                        3,744,485.00      2,466,352.05

4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION 8.02(d) OF INDENTURE:

    i.    Trustee Fees and Expenses                                                                     2,500.00
    ii.   Servicing Fee                                                                               187,224.25(1)
    iii.  Administration Fee and Independent Managers Fee                                              53,500.00(2)
    iv.   Operating Expenses                                                                           33,854.50(3)
    v.    Semiannual Interest (including any past-due Semiannual Interest for prior periods)
                                                                                                                     Per $1,000
                                                                                                                     of Original
          Series 2001-1                                                                              Aggregate     Principal Amount
          -------------                                                                            -------------   ----------------
          1. Class A-1 Interest Payment                                                               806,064.81              7.01
          2. Class A-2 Interest Payment                                                             2,808,400.00             23.80
          3. Class A-3 Interest Payment                                                             3,354,000.00             25.80
          4. Class A-4 Interest Payment                                                            10,863,000.55             28.15

    vi.   Principal Due and Payable as a result of Event of Default or on Final Maturity Date
                                                                                                                     Per $1,000
                                                                                                                     of Original
          Series 2001-1                                                                              Aggregate     Principal Amount
          -------------                                                                            -------------   ----------------
          1. Class A-1 Principal Payment                                                                    0.00              0.00
          2. Class A-2 Principal Payment                                                                    0.00              0.00
          3. Class A-3 Principal Payment                                                                    0.00              0.00
          4. Class A-4 Principal Payment                                                                    0.00              0.00

    vii.  Semiannual Principal
                                                                                                                     Per $1,000
                                                                                                                     of Original
          Series 2001-1                                                                             Aggregate      Principal Amount
          -------------                                                                            -------------   ----------------
          1. Class A-1 Principal Payment                                                           15,914,062.00            138.38
          2. Class A-2 Principal Payment                                                                    0.00              0.00
          3. Class A-3 Principal Payment                                                                    0.00              0.00
          4. Class A-4 Principal Payment                                                                    0.00              0.00

    viii. Amounts Payable to Credit Enhancement Providers (if applicable)                                    N/A
    ix.   Operating Expenses not Paid under Clause (iv) above                                               0.00
    x.    Funding of Capital Subaccount (to required level)                                         2,466,352.05
    xi.   Funding of Overcollateralization Subaccount (to required level)                           1,092,141.46
    xii.  Net Earnings in Capital Subaccount Released to Issuer                                        12,933.59
    xiii. Deposits to Reserve Subaccount                                                            3,409,620.14
    xiv.  Released to Issuer upon Series Retirement: Collection Account                                     0.00


         (1)   Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25

         (2)   Administration fee: $50,000 x 180/180 = $50,000.00; Independent
               Managers fee: $3,500.00

         (3)   Reimbursement to Administrator for fees/expenses paid to
               independent accountants ($14,000.00), outside legal counsel
               ($2,984.50), printer ($1,870.00) and rating agencies ($15,000.00)
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
5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
   (IF APPLICABLE, PURSUANT TO SECTION 8.02(e) OF INDENTURE):

          i.    Reserve Subaccount (available for 4.i. through 4.xii.)                               0.00
          ii.   Overcollateralization Subaccount (available for 4.i. through 4.ix.)                  0.00
          iii.  Capital Subaccount (available for 4.i. through 4.ix.)                                0.00
                                                                                           --------------
          iv.   Total Withdrawals                                                                    0.00
                                                                                           ==============

6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

                Series 2001-1
                -------------
          i.    Class A-1 Principal Balance                                                 26,068,480.00
          ii.   Class A-2 Principal Balance                                                118,000,000.00
          iii.  Class A-3 Principal Balance                                                130,000,000.00
          iv.   Class A-4 Principal Balance                                                385,897,000.00
                                                                                           --------------
          v.    Aggregate Principal Balance for all Series 2001-1 Transition Bonds         659,965,480.00
                                                                                           ==============
          vi.   Reserve Subaccount Balance                                                   3,409,620.14
          vii.  Overcollateralization Subaccount Balance                                     1,092,141.46
          viii. Capital Subaccount Balance                                                   3,744,485.00
                                                                                           --------------
          ix.   Aggregate Collection Account Balance                                         8,246,246.60
                                                                                           ==============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

          i.    Semiannual Interest

                Series 2001-1
                -------------
                1. Class A-1 Bond Interest Payment                                                   0.00
                2. Class A-2 Bond Interest Payment                                                   0.00
                3. Class A-3 Bond Interest Payment                                                   0.00
                4. Class A-4 Bond Interest Payment                                                   0.00

          ii.   Semiannual Principal

                Series 2001-1
                -------------
                1. Class A-1 Principal Payment                                                       0.00
                2. Class A-2 Principal Payment                                                       0.00
                3. Class A-3 Principal Payment                                                       0.00
                4. Class A-4 Principal Payment                                                       0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

          i.    Overcollateralization Subaccount                                                     0.00
          ii.   Capital Subaccount                                                                   0.00

          IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 14th day of March, 2005.

          CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC (formerly RELIANT ENERGY, INCORPORATED), as Servicer by:  /s/ Marc Kilbride
               ----------------------------
               Marc Kilbride
               Vice President and Treasurer

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